UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 20, 2023

(Date of earliest event reported)

U.S. Lighting Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55689	46-3556776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1148 E 222nd Steet, Euclid, Ohio 44117

(Address of principal executive offices) (Zip Code)

216-896-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective September 20, 2023, US Lighting Group, Inc. (the “Company”) engaged GBQ Partners LLC, Columbus, Ohio (“GBQ”), to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements. The Company has not consulted GBQ regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Also effective September 20, 2023, the Company dismissed BF Borgers CPA PC, Lakewood, Colorado (“Borgers”), as the Company’s independent principal accountant. Borgers was engaged by the Company on February 22, 2023. Borgers previously served as the Company’s independent registered public accounting firm from December 30, 2020 to August 1, 2022.

The decision to dismiss Borgers and appoint GBQ to serve as the Company’s independent registered public accounting firm was recommended by management and approved by the Company’s board of directors, primarily because of GBQ’s local presence in Ohio.

Neither of Borgers’ reports on the Company’s financial statements for 2022 or 2021 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During Borgers’ 2023 engagement by the Company, there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) with Borgers or reportable events (as described under Item 304(a)(1)(v) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Borgers, would have caused Borgers to make a reference to the subject matter of the disagreement in connection with its report.

The Company has provided a copy of the above statements to Borgers and requested that Borgers furnish it with a letter addressed to the Securities and Exchange Commission stating whether Borgers agrees with these statements. A copy of Borgers’ letter, dated September 21, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

16.1	Letter of BF Borgers CPA PC to the Securities and Exchange Commission dated September 21, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Lighting Group, Inc.

Dated September 22, 2023	/s/ Anthony R. Corpora
By Anthony R. Corpora
Chief Executive Officer

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